UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 14, 2023, Plug Power Inc., a Delaware corporation (the “Company”), will be hosting an Analyst Day conference in person and via webcast from its Gigafactory in Rochester, NY at 11:00 a.m. Eastern Time. During Analyst Day, the Company’s officers will present to analysts and investors certain information regarding the Company, including potential revenue growth opportunities, as well as provide a financial update. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. In connection with the foregoing, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Participants who wish to view the live presentation can access the webcast at: https://event.on24.com/wcc/r/4258956/AF3D8D97AFFE425EA558605F56D8D6ED?partnerref=MediaAdvisory. and a recording of the webcast will be available on the Company’s website for a period of time following the call.

The information included in this Item 7.01, Exhibit 99.1, and Exhibit 99.2 of this Current Report on Form 8-K are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, including the exhibits, contain financial projections and estimates of the Company’s future results of operations, or of the Company’s business or financial position, including plans, objectives and expectations with respect to future operations and performance, or other forward-looking statements. These forward-looking statements are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based upon the current expectations, estimates, forecasts and projections as well as the current beliefs and assumptions of the Company’s management and are subject to significant risks and uncertainties. In the event the Company is not able to accurately predict or control events in the future or risks or uncertainties materialize, or underlying assumptions prove inaccurate, the Company’s actual could results could vary materially from those forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and any subsequent filings with the SEC. The forward-looking statements are made as of the date hereof and the Company undertakes no obligation to update such statements as a result of new information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
99.1	Presentation of Plug Power Inc., dated June 14, 2023
99.2	Press Release of Plug Power Inc., dated June 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: June 14, 2023	By:	/s/ Paul Middleton
	Name:	Paul Middleton
	Title:	Chief Financial Officer